UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2018

J.W. Mays, Inc.
(Exact name of registrant as specified in its charter)

New York	1-3647	11-1059070
(State of other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(718) 624-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report Contains 3 Pages

Section 8 – Other Events.

Item 8.01. Other Events.

The Company has agreed to settle the lawsuit relating to the roof replacement and other work on its Fishkill, New York building. The lawsuit was most recently disclosed in Item 3, Legal Proceedings on the Company's Form 10-K for the fiscal year ended July 31, 2018. The Company has agreed to pay $635,000 to the Plaintiffs, D. Owens Electric, Inc., Mid-Hudson Structural Concrete, Inc. d/b/a Recycle Depot, and BSB Construction, Inc., in settlement of the claims made by such corporations against the Company in a lawsuit in the Supreme Court of the State of New York, County of Dutchess pursuant to a Decision and Order dated October 30, 2018. This settlement is intended to resolve the actions and disputes referred to in the Decision and Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. W. Mays, Inc.
(Registrant)

Dated: November 8, 2018	By: Mark Greenblatt
Mark Greenblatt
Executive Vice President
Principal Financial Officer